UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2008

Community Bankers Acquisition Corp.
(Exact name of issuer as specified in its charter)

Delaware	001-32590	20-2652949
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike, Ste D203 Great Falls, VA	22066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 759-0751

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 18, 2008, Mr. Stewart Paperin submitted his resignation as a director of the Company effective immediately. At the time of his resignation Mr. Paperin was serving as a Class II director whose term would have expired at the second annual meeting following the completion of the Company’s initial public offering. However, as previously announced, following the Company’s merger with TransCommunity Financial Corp., if approved by stockholders, the Company will be permitted to nominate four of the ten directors of the surviving company. Gary A. Simanson, Eugene S. Putnam, Jr., Keith Walz and Chris A. Bagley are expected to be nominated by the Company to serve as directors of the surviving company. Following the Company’s merger with BOE Financial Services of Virginia, Inc., if approved by stockholders, the Company will be permitted to nominate two of the 14 directors. Gary A. Simanson and Eugene S. Putnam, Jr. are expected to be nominated by the Company to serve as directors of the surviving company.

There were no disagreements between the Company and Mr. Paperin relating to the Company’s operations, policies or practices.

Item 7.01. Regulation FD Disclosure.

On March 24, 2008, the Company issued a joint press release announcing March 25, 2008 as the record date for its annual and special meetings of stockholders scheduled to be held on April 25, 2008. The press release is attached as Exhibit 99.1 to this report.

Additionally, TransCommunity Financial Corporation issued a press release on March 24, 2008, announcing the receipt by its board of support letters from three stockholders holding an aggregate of 28.2% of the outstanding shares of TransCommunity common stock. The press release is attached as Exhibit 99.2 to this report.

The information set forth in the above Item 7.01 and the attached Exhibit 99.1 and Exhibit 99.2 is furnished to, but shall not be deemed “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit                  Description

99.1	Press Release dated March 24, 2008 regarding record and meeting dates
99.2	TransCommunity Financial Corporation press release dated March 24, 2008 regarding receipt of support letters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on the 24th day of March, 2008.

COMMUNITY BANKERS ACQUISITION CORP.

By: /s/ Gary A. Simanson
Gary A. Simanson
President and Chief Executive Officer

Exhibit Index

Exhibit                  Description

99.1	Press release dated March 24, 2008 regarding record and meeting dates
99.2	TransCommunity Financial Corporation press release dated March 24, 2008 regarding receipt of support letters

5